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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 8, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of November 1, 1997, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-S17)


Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE                                333-82332                75-2006294
(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
Incorporation)                           Number)            Identification No.)

8400 Normandale Lake Blvd.                                     55437
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7.     Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of November 1, 1997 among Residential Funding Mortgage Securities I, Inc., as seller, Residential Funding Corporation, as master servicer and The First National Bank of Chicago, as trustee.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL FUNDING
                                            MORTGAGE SECURITIES I, INC.


                                            By:    /s/Lisa Lundsten
                                            Name:  Lisa Lundsten
                                            Title: Vice President

Dated: January 8, 2003


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                                    EXHIBITS



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